Exhibit 10.7

Execution Copy

AMENDMENT
TO
NOTE PURCHASE AGREEMENT

This AMENDMENT (this “Amendment”) TO NOTE PURCHASE AGREEMENT dated as of March 19, 2025, amends that certain Note Purchase Agreement dated as of July 1, 2020, as amended, restated, supplemented and otherwise modified from time to time up to the date hereof (the “Note Purchase Agreement”; capitalized words and phrases used herein and not otherwise defined shall have the meanings ascribed thereto in the Note Purchase Agreement), by and among Hall of Fame Resort & Entertainment Company, a Delaware corporation formerly known as GPAC Acquisition Holdings, Inc. (“Company”), and the purchasers listed on the signature pages hereto (each a “Purchaser” and collectively, the “Purchasers” and, together with the Company, the “Parties”).

WHEREAS, the Parties desire to amend certain provisions of the Note Purchase Agreement and the Notes.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein made and other good and valuable consideration, each of the undersigned agrees as follows:

1.  The definition of “Maturity Date” in Section 10.1 of the Note Purchase Agreement is amended and restated in its entirety to read as follows: ““Maturity Date” means December 31, 2025.”

2. “March 31, 2025” in each of the Notes is hereby deleted in its entirety and replaced with “December 31, 2025.”

3. Company hereby reserves its right in accordance with Section 9.3 of the Note Purchase Agreement to require that any and all Holders of the Notes deliver any such Note to the Company so that it may place an appropriate notation on such Note that reflects the amendment set forth herein.

4. Except as expressly amended in accordance with this Amendment, the Note Purchase Agreement and the Notes shall remain unmodified and in full force and effect. Any reference to the Note Purchase Agreement or the Notes in any other document shall refer to the Note Purchase Agreement or the Notes as amended hereby. In the event of any conflict between the terms of the Note Purchase Agreement, the Notes or any other documents executed in connection therewith and the terms of this Amendment, the terms of this Amendment shall control.

5. This Amendment may be executed, including by electronic transmission, in one or more counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same instrument.

6. This Amendment shall be construed and enforced in accordance with the laws of the State of New York without regard to the application of the principles of conflicts or choice or laws (other than New York General Obligations Law 5-1401 and 5-1402).

* * * *

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have executed this Amendment on the day and year first indicated above.

COMPANY:

HALL OF FAME RESORT & ENTERTAINMENT COMPANY,
f/k/a GPAQ ACQUISITION HOLDINGS, INC.

By:	/s/ Michael Crawford
Name:	Michael Crawford
Title:	President and Chief Executive Officer

Amendment to Note Purchase Agreement

PURCHASERS:

CH CAPITAL LENDING, LLC, a Delaware limited liability company

By:	Holdings SPE Manager, LLC, a Delaware limited liability company, its Manager

By:	/s/ Richard H. Klein
Name:	Richard H. Klein
Title:	Chief Financial Officer

Amendment to Note Purchase Agreement

PURCHASERS:

MAGNETAR CONSTELLATION MASTER FUND, LTD.

By:	Magnetar Financial, LLC, its investment manager

By:	/s/ Lavonne Harris
Name:	Lavonne Harris
Title:	Chief Financial Officer - Funds

MAGNETAR STRUCTURED CREDIT FUND, LP.

By:	Magnetar Financial, LLC, its general partner

By:	/s/ Lavonne Harris
Name:	Lavonne Harris
Title:	Chief Financial Officer - Funds

MAGNETAR XING HE MASTER FUND LTD

By:	Magnetar Financial, LLC, its investment manager

By:	/s/ Lavonne Harris
Name:	Lavonne Harris
Title:	Chief Financial Officer - Funds

MAGNETAR SC FUND LTD

By:	Magnetar Financial, LLC, its investment manager

By:	/s/ Lavonne Harris
Name:	Lavonne Harris
Title:	Chief Financial Officer - Funds

PURPOSE ALTERNATIVE CREDIT FUND – T LLC

By:	Magnetar Financial, LLC, its manager

By:	/s/ Lavonne Harris
Name:	Lavonne Harris
Title:	Chief Financial Officer - Funds

PURPOSE ALTERNATIVE CREDIT FUND – F LLC

By:	Magnetar Financial, LLC, its manager

By:	/s/ Lavonne Harris
Name:	Lavonne Harris
Title:	Chief Financial Officer – Funds

Amendment to Note Purchase Agreement

PURCHASERS:

TIMKEN FOUNDATION OF CANTON

By:	/s/ Robert R. Timken
Name:	Rober R. Timken
Title:	President

Amendment to Note Purchase Agreement

PURCHASERS:

STARK COMMUNITY FOUNDATION

By:	/s/ Mark J. Samolczyk
Name:	Mark J. Samolczyk
Title:	President & CEO

Amendment to Note Purchase Agreement

PURCHASERS:

GORDON POINTE MANAGEMENT, LLC

By:	/s/ James J. Dolan
Name:	James J. Dolan
Title:	Manager

Amendment to Note Purchase Agreement

PURCHASERS:

JMJS GROUP, LLLP

By:
Name:
Title:

Amendment to Note Purchase Agreement

PURCHASERS:

GLENN R. AUGUST, an individual

Amendment to Note Purchase Agreement

PURCHASERS:

MICHAEL S. GROSS, an individual

Amendment to Note Purchase Agreement

PURCHASERS:

BRADLEY M. CHASE AND JUDITH E. CHASE, AS TENANTS-IN-COMMON

Bradley M. Chase

Judith E. Chase

Amendment to Note Purchase Agreement

PURCHASERS:

KEVIN O’CALLAGHAN, an individual

Amendment to Note Purchase Agreement

PURCHASERS:

JOHN AND KELLY WARNER

John Warner

Kelly Warner

Amendment to Note Purchase Agreement

PURCHASERS:

JEFFREY SLOVIN, an individual

Amendment to Note Purchase Agreement